©2024 Concentra Inc. All rights reserved. 4th Quarter and Year-End 2024 Results & Company Updates March 3, 2025

©2024 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statement made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA margin, as defined herein, are important to investors because Adjusted EBITDA and Adjusted EBITDA margin are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA and Adjusted EBITDA margin are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA and Adjusted EBITDA margin are significant components in understanding and assessing financial performance. Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA and Adjusted EBITDA margin are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA and Adjusted EBITDA margin as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We will refer to Adjusted EBITDA and Adjusted EBITDA margin throughout these materials. Disclaimer 2

©2024 Concentra Inc. All rights reserved. Concentra At-a-Glance 3 Concentra is the largest provider of occupational health services in the United States by number of locations1, with a mission of improving the health of America’s workforce, one patient at a time KEY STATISTICS 157 Onsite health clinics1 ~11k Total colleagues & affiliated clinicians1,3 $1.9bn 2024 Revenue1 19.8% 2024 Adj. EBITDA margin1,4 45 States with service offerings1 ~200k Employer customers1 ~50,000 Patients cared for each business day2 ROBUST FINANCIALS $377mm 2024 Adj. EBITDA1,4 <1% Revenue from government payor reimbursement1 >80% Free cash flow conversion2,5 5 552 Occupational health centers1 <3% Revenue from largest employer customer1 (1) As of December 31, 2024; (2) As of CY 2024; (3) The term "colleagues and affiliated physicians and clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Free cash flow (“FCF”) calculated as FCF divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure

We Continue to Deliver on Goals & Key Initiatives

1	Strong Q4 + exceeded 2024 full-year guidance
2	Consistent Revenue and Adjusted EBITDA growth
3	Acquisition of Nova Medical Centers (67 centers)
4	Successful re-financing of senior debt and upsizing of revolver with more attractive pricing
5	De-levering target of ~3.0x remains intact within next 18-24 months
6	Three de novos opened in Q4 2024 and one in Jan. 2025 + five leases signed for 2025 + strong acquisition pipeline
7	Dividend maintained to return value to shareholders
8	FY 2025 guidance at >10% growth on Revenue and Adjusted EBITDA versus prior year

Concentra
©2024 Concentra Inc. All rights reserved.
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©2025 Concentra Inc. All rights reserved. 4th Quar ter and Year-End 2024 Results

Q4 2024 Performance

	Q4 2023	Q4 2024	YoY (Δ)
Facility Count (end of period)			
Total Occupational Health Centers	544	552	*+8*
Total Onsite Health Clinics	150	157	*+7*
KPIs			
Visits per Day ("VPD")	47.8k	46.8k	*(2.1%)*
Workers' Compensation VPD	22.1k	22.3k	*1.1%*
Employer Services VPD	24.7k	23.5k	*(4.8%)*
Revenue per Visit ("RPV")	$137.15	$145.08	*5.8%*
Workers' Compensation RPV	$193.69	$202.28	*4.4%*
Employer Services RPV	$86.92	$91.09	*4.8%*
Financials ($ in millions)			
Total Revenue	**$440.7**	**$465.0**	***5.5%***
Net Income	**$28.9**	**$22.8**	***(21.0%)***
Net Income margin	*6.5%*	*4.9%*	(164)bps
Total Adj. EBITDA[1]	**$68.3**	**$77.5**	***13.6%***
Adj. EBITDA margin[1]	*15.5%*	*16.7%*	118bps
Capital Expenditure	$23.6	$16.7	*(29.4%)*

- Number of locations grew 2.2% YoY to 709 total locations
  - In the fourth quarter, three new occupational health centers were opened (one center in each of Florida, Texas and Tennessee)
- Revenue increased 5.5% in Q4 YoY
  - Largely driven by growth in Revenue per Visit and Workers' Compensation visit volumes, offsetting the expected decline in Employer Services volumes
- Adjusted EBITDA grew 13.6% YoY, driven by revenue growth and improved cost of services
- Capital expenditures (excluding acquisitions) totaled $16.7 million in Q4 2024
- Net Income is lower in Q4 2024 primarily due to IPO recapitalization

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income

©2025 Concentra Inc. All rights reserved.
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2024 Full-Year Performance

	FY 2023	FY 2024	YoY (Δ)
Facility Count (end of period)			
Total Occupational Health Centers	544	552	*+8*
Total Onsite Health Clinics	150	157	*+7*
KPIs			
Visits per Day ("VPD")	50.3k	49.3k	*(2.0%)*
Workers' Compensation VPD	22.3k	22.6k	*1.4%*
Employer Services VPD	27.1k	25.8k	*(4.8%)*
Revenue per Visit ("RPV")	$135.22	$141.30	*4.5%*
Workers' Compensation RPV	$194.48	$199.53	*2.6%*
Employer Services RPV	$86.44	$90.36	*4.5%*
Financials ($ in millions)			
Total Revenue	**$1,838.1**	**$1,900.2**	***3.4%***
Net Income	**$184.7**	**$171.9**	***(7.0%)***
Net Income margin	*10.1%*	*9.0%*	(100)bps
Total Adj. EBITDA[1]	**$361.3**	**$376.9**	***4.3%***
Adj. EBITDA margin[1]	*19.7%*	*19.8%*	17bps
Capital Expenditure	$65.0	$64.3	*(1.0%)*

- Number of locations grew 2.2% YoY to 709 total locations
  - During 2024, we acquired or built 9 new occupational health centers across 5 states, and folded 1 into an existing center
- Revenue increased 3.4% in 2024 YoY
  - Largely driven by growth in Revenue per Visit and Workers' Compensation visit volumes, offsetting the expected decline in Employer Services volumes
- Adjusted EBITDA grew 4.3% YoY, driven by revenue growth and improved general and administrative costs
- Capital expenditures (excluding acquisitions) totaled $64.3 million in 2024
- Net Income is lower in FY 2024 primarily due to IPO recapitalization

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income

©2025 Concentra Inc. All rights reserved.

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©2025 Concentra Inc. All rights reserved. Nova Medical Centers Transaction Over view

©2025 Concentra Inc. All rights reserved. Acquisition of Nova Medical Centers Accelerates Our Scale, Density and Growth 9 Acquisition of a scaled industry leader in occupational health, also dedicated to Concentra’s mission of improving the health of America’s workforce, one patient at a time Transaction officially closed as of March 1, 2025 +

Nova Medical Centers Overview

Nova is a pure-play occupational health provider that is highly complementary to Concentra.

67 Occupational health centers	**5** States with locations	**30+** Years of operation
3.5k+ Visits per day	**$130.3mm** LTM revenue	**$28.3mm** Pro Forma Adj. EBITDA[1]

Pro Forma Adj. EBITDA Bridge



$21.3mm
$7.0mm
$28.3mm

LTM Adj. EBITDA	Year 1 Run-Rate Synergies	Pro Forma Adj. EBITDA
Includes addbacks for non-recurring LTM expenses such as owner compensation, transaction-related expenses, start-up losses, and discontinued operations	Estimated cost/SG&A synergies to be achieved under Concentra on an annualized basis exiting Year 1	Further upside beyond this figure over the next three years from additional synergy potential, modest revenue growth, and greater operating efficiencies

Investment Highlights

- One of the largest pure-play occupational health groups in the U.S. = seamless strategic fit for Concentra
- Highly complementary footprint, creating a growth engine in both existing and new geographies in attractive states
- Similar medical philosophy and relentless focus on positive patient outcomes and customer satisfaction
- Symbiotic strengthening of Concentra's foundation + cements industry leadership position
- Attractive financial profile with fundamental similarities to Concentra and positive underlying trends
- Compelling transaction economics and synergistic opportunities expected to generate accretive returns

Concentra

Note: All data and LTM financials as of November 30, 2024
(1) Includes $6.1mm of addbacks for non-recurring expense in the LTM period and $7.0mm of expected run-rate synergies exiting Year 1 post-close

©2025 Concentra Inc. All rights reserved.
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©2025 Concentra Inc. All rights reserved. 11 Key Transaction Terms + Financing Update The acquisition and deal structure meet our strict investment criteria and established capital allocation strategy. In addition, we received attractive financing terms to further improve our debt structure and economics. PURCHASE PRICE Acquired 100% of Nova Medical Centers for an all-cash purchase price of $265mm, subject to certain customary adjustments Implies an EBITDA purchase multiple of 9.4x1 today, and <7.5x by Year 3 Transaction funded with approximately $102mm term loan add-on, $50mm draw on revolver, and the remaining with cash on-hand Opportunistically repriced our existing debt as of March 1 at a lower cost of capital, and upsized our revolver by $50mm Pro forma net leverage increased to 3.9x, similar to where we were at time of IPO, and expect to de-lever to ~3.0x within 18-24 months FUNDING + DE-LEVERAGING FINANCIAL IMPACT Expected to be immediately accretive in Year 1 post-close of transaction Highly-visible synergies, such as SG&A optimization and integration into Concentra’s platform; synergies expected within 12-18 months post-close of transaction INTEGRATION Proven integration playbook (65+ transactions in the past 10 years) Nova is an ideal fit within Concentra’s existing Occupational Health Center segment and infrastructure (1) Based on LTM Adj. EBITDA of $28.3mm, which includes $6.1mm of adjustments for non-recurring expense in the LTM period and includes approximately $7.0mm of expected run-rate synergies exiting Year 1 post-close

Our Capital Allocation Priorities Remain The Same, And We Plan to Efficiently De-Lever

Capital Allocation Strategy

M&A and De Novos

Strong pipeline + disciplined approach to enhancing footprint for short- and long-term value creation

Leverage

Prudent management of leverage levels, targeting ~3.0x net leverage in 18-24 months

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Concentra Board of Directors approved a quarterly cash dividend of $0.0625 per share

Net Leverage

(Net leverage as multiple of Adj. EBITDA[1])


~3.9x
3.5x
3.9x
~3.5x
~3.0x
At IPO
FY '24A
PF Nova Transaction
FY '25E
In 18-24 Months

Pro Forma Liquidity

($ in millions)


$454
$386
Revolver Capacity2
$68
Cash3
PF Nova Transaction

(1) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (2) Concentra has $50 million of outstanding borrowings under its $450 million revolving facility; however, Concentra has $386.4 million of availability under its revolving credit facility after giving effect to $13.6 million of outstanding letters of credit; (3) Reflects cash balance of $183.3 million as of 12/31/24, less approximately $115 million of cash used in Nova financing

Concentra
©2025 Concentra Inc. All rights reserved.
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©2025 Concentra Inc. All rights reserved. Full -Year 2025 Guidance

2025 Full-Year Guidance

	FY 2024 Actual	FY 2025 Guidance[1]	YoY Growth (%)
Total Revenue	$1,900.2mm	~$2.1bn	~10.5%
Adjusted EBITDA[2]	$376.9mm	$410mm – $425mm	~10.8%[4]
Capital Expenditures	$65.7mm	$80mm – $90mm	
Net Leverage[3]	3.5x	~3.5x	

Guidance Commentary

- Includes all known workers' compensation fee schedule updates, including Florida (effective 1/1/25)
- Volume trends across Workers' Compensation are expected to remain consistent with recent experience
- Employer Services volume trends are expected to modestly improve through 2025
- Annual guidance is impacted by 10 months' earnings and capex of Nova (transaction closed March 1), with one-time transition costs in the first few months and synergies to phase in throughout the year

(1) Guidance includes financial results from Nova Medical Centers; (2) Adjusted EBITDA is a non-GAAP measure, see appendix for a reconciliation to net income; (3) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (4) YoY growth based on midpoint of FY 2025 Adjusted EBITDA Guidance range of $410mm - $425mm

Concentra
©2025 Concentra Inc. All rights reserved.
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©2025 Concentra Inc. All rights reserved. 15 Our Long-Term Financial Targets Consistent Profitability with Continued Improvement 20%+ Adjusted EBITDA margin1 Robust Free Cash Flow2 Generation >80% Annual FCF conversion2 Prudent Deleveraging Strategy ~3.0x Targeted net leverage3 in 18-24 months Stable Revenue Growth Mid-to-High Single-digit growth Dividend $0.0625 Quarterly cash dividend per share Note: These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets; (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures; (2) Calculated as free cash flow (“FCF”) divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (3) Net Leverage = Net Debt / Adjusted EBITDA

©2025 Concentra Inc. All rights reserved. Appendix

©2025 Concentra Inc. All rights reserved. Reconciliation of Q4 and Full-Year 2024 Net Income to Adjusted EBITDA and Revenue 17 Three Months Ended Dec. 31, Year Ended Dec. 31, ($ in millions) 2024 % of Rev. 2023 % of Rev. 2024 % of Rev. 2023 % of Rev. Revenue $465.0 $440.7 $1,900.2 $1,838.1 Net Income Attributable to the Company $21.5 4.6% $27.8 6.3% $166.5 8.8% $179.9 9.8% Net Income Attributable to Non-Controlling Interests $1.3 0.3% $1.0 0.2% $5.4 0.3% $4.8 0.3% Net Income $22.8 4.9% $28.9 6.5% $171.9 9.0% $184.7 10.1% Income Tax Expense $9.8 2.1% $9.9 2.3% $59.5 3.1% $57.9 3.1% Interest Expense $26.4 5.7% $0.1 --% $47.7 2.5% $0.2 --% Interest Expense on Related Party Debt - - $10.4 2.4% $22.0 1.2% $44.3 2.4% Equity in Earnings of Unconsolidated Subsidiaries - - - - $3.7 0.2% $0.5 --% Stock Compensation Expense $1.8 0.4% $0.5 0.1% $2.3 0.1% $0.7 0.1% Depreciation and Amortization $15.6 3.4% $18.5 4.2% $67.2 3.6% $73.1 4.0% Separation Transaction Costs $0.1 --% - - $1.7 0.1% - - Nova Acquisition Costs $0.9 0.2% - - $0.9 --% - - Adjusted EBITDA $77.5 16.7% $68.3 15.5% $376.9 19.8% $361.3 19.7% Net Income Margin 4.9% 6.5% 9.0% 10.1% Adjusted EBITDA Margin 16.7% 15.5% 19.8% 19.7% Note: May not foot due to rounding

©2025 Concentra Inc. All rights reserved. Reconciliation of 2025 Full-Year Adjusted EBITDA Guidance 18 Range ($ in millions) Low High Net Income Attributable to the Company $157 $168 Net Income Attributable to Non-Controlling Interests $6 $6 Net Income $163 $174 Income Tax Expense $54 $58 Interest Expense $111 $111 Stock Compensation Expense $10 $10 Depreciation and Amortization $68 $68 Nova Acquisition Costs $4 $4 Adjusted EBITDA $410 $425